UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

EAST COAST ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Delaware	333-148905	26-0879421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1907 Thurmond Mall, Post Office Box 2226, Columbia, South Carolina	29202
(Address of principal executive offices)	(Zip Code)

(803) 748-8151
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking statements
Some of the statements in this document may contain forward-looking statements that reflect our current view on future events, future business, industry and other conditions, our future performance, and our plans and expectations for future operations and actions.  In some cases you can identify forward-looking statements by the use of words such as “may,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties.  These risks and uncertainties include those discussed or identified in our registration statement and periodic reports available on the SEC’s website at www.sec.gov.  Except as required by applicable law, we do not undertake any obligation to update any forward-looking information or statements.

Item 7.01. Regulation FD Disclosure

The Board of Directors of East Coast Ethanol, LLC (the "Company") has authorized the Company to abandon its public offering and withdraw its registration statement from the Securities and Exchange Commission and from the states in which the Company was registering its membership units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST COAST ETHANOL, LLC

Date: March 31, 2009	By:	/s/ Randall D. Hudson
Randall D. Hudson, Principal Executive Officer